EXHIBIT 99.14

First NLC Securitization Trust 2005-4

Issuer

First NLC Securitization, Inc.

Depositor

DISCLAIMER

The issuer has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) for the offering to which this communication relates with a file number of 333-127919. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling (703) 469-1225.

COMPUTATIONAL MATERIALS

This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ appropriateness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.

If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.

FNLC 2005-4

Friedman Billings Ramsey

Stated Income Loans

Mortgage Rate (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
5.501 - 6.000	8	2,770,816.44	0.63	5.966	680	80.00
6.001 - 6.500	97	25,189,150.64	5.69	6.372	679	78.37
6.501 - 7.000	338	84,991,945.63	19.20	6.849	664	78.65
7.001 - 7.500	447	112,626,536.83	25.44	7.295	650	79.58
7.501 - 8.000	435	101,024,505.32	22.82	7.793	629	80.58
8.001 - 8.500	205	43,495,784.43	9.83	8.275	616	80.55
8.501 - 9.000	157	28,781,640.58	6.50	8.767	598	80.53
9.001 - 9.500	69	10,667,704.12	2.41	9.317	597	84.96
9.501 - 10.000	96	9,505,204.45	2.15	9.834	640	90.60
10.001 - 10.500	108	7,389,347.09	1.67	10.272	676	98.82
10.501 - 11.000	99	5,659,635.91	1.28	10.791	657	98.91
11.001 - 11.500	55	3,022,446.65	0.68	11.303	646	99.44
11.501 - 12.000	43	2,244,491.12	0.51	11.777	647	99.17
12.001 - 12.500	85	3,843,473.98	0.87	12.244	627	99.95
12.501 - 13.000	25	1,309,899.23	0.30	12.772	637	99.74
13.001 - 13.500	2	57,794.43	0.01	13.152	622	99.60
13.501 - 14.000	2	115,630.00	0.03	13.680	648	100.00

Total:	2,271	442,696,006.85	100.00	7.763	642	81.13

Current Balance ($)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0.01 - 50,000.00	238	7,968,096.47	1.80	11.065	653	98.40
50,000.01 - 100,000.00	398	29,827,142.30	6.74	9.561	644	88.89
100,000.01 - 150,000.00	343	42,758,510.39	9.66	8.045	636	81.33
150,000.01 - 200,000.00	325	56,885,377.16	12.85	7.771	640	79.41
200,000.01 - 250,000.00	292	65,363,999.68	14.76	7.546	646	80.08
250,000.01 - 300,000.00	236	64,920,446.11	14.66	7.464	643	80.33
300,000.01 - 350,000.00	145	47,228,001.34	10.67	7.364	643	79.40
350,000.01 - 400,000.00	116	43,385,855.49	9.80	7.535	638	80.83
400,000.01 - 450,000.00	79	33,830,409.36	7.64	7.414	642	79.96
450,000.01 - 500,000.00	58	27,790,918.37	6.28	7.444	640	80.53
500,000.01 - 550,000.00	20	10,432,031.85	2.36	7.429	634	82.36
550,000.01 - 600,000.00	16	9,148,218.33	2.07	7.225	650	80.94
600,000.01 - 650,000.00	5	3,157,000.00	0.71	7.493	649	75.55

Total:	2,271	442,696,006.85	100.00	7.763	642	81.13

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey

FNLC 2005-4

Friedman Billings Ramsey

Stated Income Loans

Loan Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
ARM 2/28 60 Month IO	402	117,408,395.36	26.52	7.291	661	80.16
ARM 2/28	474	108,415,974.41	24.49	7.683	624	79.89
ARM 3/27	431	82,825,028.56	18.71	7.762	630	79.02
30 Year Fixed	354	40,250,283.45	9.09	8.551	640	84.64
ARM 3/27 60 Month IO	143	37,515,464.97	8.47	7.295	656	82.15
ARM 2/28 Balloon 40/30	64	17,203,629.01	3.89	7.685	626	79.26
Fixed 30 yr - Balloon 30/15	296	16,983,805.62	3.84	10.922	666	99.51
ARM 3/27 - Balloon 40/30	38	9,998,501.14	2.26	7.711	642	80.95
30 Year Fixed 60 Month IO	16	3,438,523.44	0.78	7.137	666	77.53
Fixed 30 yr - Balloon 40/30	10	2,958,285.42	0.67	7.629	627	76.19
15 Year Fixed	13	1,615,091.61	0.36	7.626	625	71.94
20 Year Fixed	22	1,544,667.83	0.35	9.704	653	88.57
ARM 5/25	6	1,530,156.70	0.35	7.156	666	76.39
ARM 5/25 60 Month IO	2	1,008,199.33	0.23	6.833	692	85.76

Total:	2,271	442,696,006.85	100.00	7.763	642	81.13

Rate Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Adjustable Fully Amortizing	1,458	348,703,219.33	78.77	7.523	642	80.02
Fixed Fully Amortizing	405	46,848,566.33	10.58	8.453	642	83.81
Adjustable Balloon	102	27,202,130.15	6.14	7.695	632	79.88
Fixed Balloon	306	19,942,091.04	4.50	10.433	660	96.05

Total:	2,271	442,696,006.85	100.00	7.763	642	81.13

Interest Only Terms (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0	1,708	283,325,423.75	64.00	8.032	632	81.43
60	563	159,370,583.10	36.00	7.286	660	80.60

Total:	2,271	442,696,006.85	100.00	7.763	642	81.13

Remaining Term (Months)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
157 - 168	1	46,029.81	0.01	9.500	673	99.99
169 - 180	308	18,552,867.42	4.19	10.639	662	97.11
229 - 240	22	1,544,667.83	0.35	9.704	653	88.57
337 - 348	2	162,237.58	0.04	9.293	686	99.99
349 - 360	1,938	422,390,204.21	95.41	7.629	641	80.40

Total:	2,271	442,696,006.85	100.00	7.763	642	81.13

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey

FNLC 2005-4

Friedman Billings Ramsey

Stated Income Loans

Seasoning (Months)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0	1,058	200,588,901.00	45.31	7.939	642	81.11
1	644	135,711,035.03	30.66	7.570	639	80.02
2	313	67,998,711.04	15.36	7.517	643	81.40
3	101	16,588,432.05	3.75	7.812	659	83.20
4	87	12,645,414.69	2.86	8.080	649	86.17
5	36	5,763,792.21	1.30	7.568	632	80.85
6	7	833,174.31	0.19	8.270	617	84.17
7	6	942,070.57	0.21	8.251	676	93.01
8	3	245,831.08	0.06	8.931	623	88.67
9	2	69,222.88	0.02	11.436	588	100.00
10	8	764,116.99	0.17	9.890	673	100.00
11	3	337,037.61	0.08	9.755	685	99.71
12	2	122,010.68	0.03	9.578	667	100.00
13	1	86,256.71	0.02	9.000	706	99.99

Total:	2,271	442,696,006.85	100.00	7.763	642	81.13

Lien Position	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
1	1,765	412,721,871.65	93.23	7.540	640	79.79
2	506	29,974,135.20	6.77	10.841	663	99.57

Total:	2,271	442,696,006.85	100.00	7.763	642	81.13

Original LTV (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
15.01 - 20.00	1	79,999.00	0.02	6.850	625	18.82
20.01 - 25.00	1	119,852.28	0.03	8.440	519	23.30
30.01 - 35.00	4	464,480.00	0.10	7.872	603	32.97
35.01 - 40.00	9	1,031,935.43	0.23	7.903	580	37.66
40.01 - 45.00	9	1,543,182.00	0.35	7.840	618	43.60
45.01 - 50.00	11	2,024,107.26	0.46	7.396	594	47.96
50.01 - 55.00	10	2,114,663.77	0.48	7.637	591	52.52
55.01 - 60.00	20	3,990,209.45	0.90	7.625	588	58.44
60.01 - 65.00	43	9,745,279.96	2.20	7.414	593	63.52
65.01 - 70.00	72	15,568,397.72	3.52	7.618	588	68.64
70.01 - 75.00	145	32,945,711.98	7.44	7.671	597	74.02
75.01 - 80.00	1,062	253,168,912.56	57.19	7.408	652	79.83
80.01 - 85.00	112	26,165,716.50	5.91	7.772	631	84.55
85.01 - 90.00	194	47,190,479.45	10.66	7.862	637	89.68
90.01 - 95.00	82	13,974,163.49	3.16	8.122	673	94.29
95.01 - 100.00	496	32,568,916.00	7.36	10.527	667	99.87

Total:	2,271	442,696,006.85	100.00	7.763	642	81.13

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey

FNLC 2005-4

Friedman Billings Ramsey

Stated Income Loans

FICO Score	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
500 - 519	32	6,954,736.85	1.57	8.721	509	68.87
520 - 539	47	9,705,308.94	2.19	8.595	531	72.00
540 - 559	93	20,583,177.87	4.65	8.133	550	73.17
560 - 579	78	15,842,786.10	3.58	7.956	571	75.35
580 - 599	130	30,167,753.42	6.81	7.761	590	80.52
600 - 619	222	44,453,149.26	10.04	7.942	609	82.15
620 - 639	515	89,931,238.26	20.31	7.970	630	81.88
640 - 659	391	76,231,913.65	17.22	7.646	649	81.60
660 - 679	295	54,674,489.11	12.35	7.554	669	82.57
680 - 699	165	34,208,970.42	7.73	7.397	689	83.20
700 - 719	118	23,121,853.52	5.22	7.563	709	84.20
720 - 739	94	18,627,604.33	4.21	7.278	729	83.00
740 - 759	48	8,712,374.18	1.97	7.517	750	82.96
760 - 779	25	5,337,071.24	1.21	7.468	770	83.64
780 - 799	13	2,674,150.00	0.60	7.508	787	83.56
800 - 819	5	1,469,429.70	0.33	7.224	805	87.24

Total:	2,271	442,696,006.85	100.00	7.763	642	81.13

Min: 500
Max: 810
Weighted Average: 642

Use of Proceeds	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Purchase	1,258	228,203,504.40	51.55	7.807	661	82.92
Cashout	954	205,067,238.81	46.32	7.714	621	79.08
Rate/Term Refinance	59	9,425,263.64	2.13	7.778	638	82.61

Total:	2,271	442,696,006.85	100.00	7.763	642	81.13

Property Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Single Family	1,818	351,956,336.94	79.50	7.728	638	81.07
Condo	159	26,685,156.30	6.03	7.990	650	80.70
3-4 Unit	94	22,328,544.69	5.04	8.148	672	81.99
Duplex	99	22,224,172.87	5.02	7.784	652	81.42
Townhouse	98	19,213,554.71	4.34	7.605	656	81.36
Row Home	2	181,900.00	0.04	8.210	640	83.99
PUD	1	106,341.34	0.02	12.190	659	100.00

Total:	2,271	442,696,006.85	100.00	7.763	642	81.13

Documentation Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Stated	2,251	440,987,385.51	99.61	7.755	642	81.07
NIV	20	1,708,621.34	0.39	9.850	663	98.33

Total:	2,271	442,696,006.85	100.00	7.763	642	81.13

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey

FNLC 2005-4

Friedman Billings Ramsey

Stated Income Loans

Occupancy Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Owner Occupied	2,205	430,064,565.48	97.15	7.763	642	81.28
Non-Owner Occupied	66	12,631,441.37	2.85	7.770	651	76.28

Total:	2,271	442,696,006.85	100.00	7.763	642	81.13

Loan Grade	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
A	1,669	314,989,094.41	71.15	7.658	667	82.41
B	476	101,529,714.93	22.93	7.913	592	79.75
C	126	26,177,197.51	5.91	8.452	530	71.10

Total:	2,271	442,696,006.85	100.00	7.763	642	81.13

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey

FNLC 2005-4

Friedman Billings Ramsey

Stated Income Loans

Geographic Distribution	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
California	554	149,464,551.55	33.76	7.616	644	80.22
Florida	466	80,056,534.88	18.08	7.857	640	80.63
Illinois	310	58,008,088.74	13.10	7.702	651	82.34
Maryland	91	21,710,405.63	4.90	7.439	637	79.72
Massachusetts	72	17,398,692.47	3.93	7.757	654	82.78
Virginia	50	13,056,781.58	2.95	7.638	636	80.07
New York	34	10,116,479.14	2.29	7.597	623	80.63
Michigan	83	9,934,482.23	2.24	8.425	631	84.11
Arizona	63	9,835,838.23	2.22	7.797	639	80.99
New Jersey	39	8,872,649.59	2.00	8.145	626	81.01
Texas	76	7,950,020.63	1.80	7.927	629	82.72
Rhode Island	44	7,879,353.26	1.78	8.158	651	82.31
Pennsylvania	46	5,925,712.36	1.34	7.780	628	80.99
Nevada	34	5,692,367.51	1.29	7.866	654	82.49
Wisconsin	47	4,725,824.70	1.07	8.789	630	83.71
North Carolina	43	4,433,591.37	1.00	7.948	644	83.59
Washington	25	4,132,940.97	0.93	7.843	639	83.95
Georgia	32	3,371,246.86	0.76	8.439	627	84.17
Connecticut	17	3,361,240.98	0.76	7.946	648	79.21
Oregon	14	2,647,981.07	0.60	7.559	635	82.76
Colorado	24	2,633,213.42	0.59	7.897	640	83.38
Tennessee	22	2,265,201.03	0.51	8.502	641	82.68
Indiana	21	1,916,483.12	0.43	8.143	634	87.17
Minnesota	12	1,914,498.81	0.43	7.224	643	86.07
Ohio	10	871,781.75	0.20	7.807	633	84.54
Hawaii	2	692,730.00	0.16	7.359	615	57.53
Utah	6	595,200.00	0.13	8.110	622	79.83
Nebraska	7	583,985.25	0.13	8.804	610	86.42
Kentucky	6	516,587.01	0.12	9.193	604	88.08
Missouri	6	502,000.00	0.11	8.858	634	82.89
Louisiana	2	281,600.00	0.06	9.009	576	85.00
Idaho	3	247,094.23	0.06	8.492	658	90.72
Kansas	1	247,000.00	0.06	8.900	662	95.00
New Hampshire	1	167,900.00	0.04	8.450	623	79.99
Delaware	1	149,600.00	0.03	7.800	639	80.00
New Mexico	1	139,750.00	0.03	7.750	533	65.00
South Dakota	2	110,000.00	0.02	7.502	709	84.00
South Carolina	2	98,454.08	0.02	9.840	628	84.00
Oklahoma	1	98,144.40	0.02	6.750	627	80.00
Iowa	1	90,000.00	0.02	9.840	531	75.00

Total:	2,271	442,696,006.85	100.00	7.763	642	81.13

Prepayment Penalty Term (Months)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0	744	126,216,774.49	28.51	7.965	643	82.53
12	160	39,796,732.09	8.99	7.727	646	80.73
24	731	173,960,793.47	39.30	7.505	642	80.02
36	636	102,721,706.80	23.20	7.968	639	81.45

Total:	2,271	442,696,006.85	100.00	7.763	642	81.13

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey

FNLC 2005-4

Friedman Billings Ramsey

Stated Income Loans

Margin (%) - ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
3.001 - 3.500	3	836,800.00	0.22	8.379	623	79.79
3.501 - 4.000	25	5,276,501.01	1.40	7.073	658	80.89
4.001 - 4.500	5	1,339,253.30	0.36	6.654	681	82.31
4.501 - 5.000	5	1,724,281.98	0.46	6.653	634	79.28
5.001 - 5.500	33	9,673,034.67	2.57	6.641	676	80.11
5.501 - 6.000	105	28,189,604.74	7.50	6.940	671	79.77
6.001 - 6.500	273	75,968,837.09	20.21	7.060	653	79.32
6.501 - 7.000	413	103,756,389.89	27.60	7.343	650	79.76
7.001 - 7.500	305	72,391,328.70	19.26	7.744	630	79.90
7.501 - 8.000	213	43,472,415.89	11.56	8.157	619	81.27
8.001 - 8.500	116	21,625,227.53	5.75	8.658	609	81.88
8.501 - 9.000	51	9,804,845.19	2.61	9.156	579	78.73
9.001 - 9.500	10	1,645,479.49	0.44	9.524	574	81.43
9.501 - 10.000	3	201,350.00	0.05	9.920	625	81.25

Total:	1,560	375,905,349.48	100.00	7.536	641	80.01

Maximum Mortgage Rate (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
8.501 - 9.000	1	177,650.00	0.05	8.850	542	85.00
11.501 - 12.000	2	907,764.36	0.24	5.990	658	80.00
12.001 - 12.500	10	3,250,799.82	0.86	6.431	687	79.21
12.501 - 13.000	46	13,171,738.44	3.50	6.743	673	80.25
13.001 - 13.500	109	30,017,975.35	7.99	6.698	664	79.27
13.501 - 14.000	275	71,683,252.51	19.07	6.952	660	79.48
14.001 - 14.500	380	96,714,043.03	25.73	7.320	650	79.70
14.501 - 15.000	374	87,180,846.17	23.19	7.800	630	80.39
15.001 - 15.500	172	36,990,751.58	9.84	8.274	618	80.50
15.501 - 16.000	124	23,766,603.16	6.32	8.766	599	80.57
16.001 - 16.500	41	8,131,819.09	2.16	9.307	591	83.79
16.501 - 17.000	20	3,242,690.40	0.86	9.788	565	76.04
17.001 - 17.500	5	618,415.57	0.16	10.159	623	89.80
17.501 - 18.000	1	51,000.00	0.01	10.640	591	85.00

Total:	1,560	375,905,349.48	100.00	7.536	641	80.01

Minimum Mortgage Rate (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
5.501 - 6.000	8	2,770,816.44	0.74	5.966	680	80.00
6.001 - 6.500	87	23,011,166.66	6.12	6.372	680	78.98
6.501 - 7.000	287	75,362,565.28	20.05	6.855	665	79.17
7.001 - 7.500	403	104,317,760.61	27.75	7.292	650	79.62
7.501 - 8.000	397	93,807,455.34	24.96	7.795	630	80.70
8.001 - 8.500	178	39,395,074.10	10.48	8.267	615	80.65
8.501 - 9.000	129	24,787,617.58	6.59	8.768	597	80.43
9.001 - 9.500	45	8,540,787.50	2.27	9.311	592	83.90
9.501 - 10.000	20	3,242,690.40	0.86	9.788	565	76.04
10.001 - 10.500	5	618,415.57	0.16	10.159	623	89.80
10.501 - 11.000	1	51,000.00	0.01	10.640	591	85.00

Total:	1,560	375,905,349.48	100.00	7.536	641	80.01

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey

FNLC 2005-4

Friedman Billings Ramsey

Stated Income Loans

Initial Rate Cap (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
1.500	3	477,000.00	0.13	8.796	628	90.00
2.000	1	85,449.26	0.02	8.600	722	100.00
3.000	1,555	374,911,967.09	99.74	7.534	641	80.00
5.000	1	430,933.13	0.11	7.550	649	75.00

Total:	1,560	375,905,349.48	100.00	7.536	641	80.01

Subsequent Rate Cap (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
1.000	135	38,668,289.46	10.29	7.350	642	80.86
1.500	1,425	337,237,060.02	89.71	7.557	641	79.91

Total:	1,560	375,905,349.48	100.00	7.536	641	80.01

Months to Next Adjustment Date	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
17 - 21	64	16,293,018.30	4.33	7.172	661	80.81
22 - 26	876	226,734,980.48	60.32	7.517	640	79.92
27 - 31	14	2,970,646.26	0.79	7.199	651	80.07
32 - 36	598	127,368,348.41	33.88	7.634	638	80.07
57 - 61	8	2,538,356.03	0.68	7.028	676	80.11

Total:	1,560	375,905,349.48	100.00	7.536	641	80.01

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey